UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2013 (March 29, 2013)

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On March 29, 2013, Hal V. Barron, M.D. and Andrew L. Busser, notified the Board of Directors (the “Board”) of Alexza Pharmaceuticals, Inc. (the “Company”) of their intentions not to stand for re-election to the Board at the Company’s 2013 Annual Meeting of Stockholders, which is scheduled to be held on May 21, 2013 (the “Annual Meeting”). Dr. Barron’s and Mr. Busser’s decisions not to stand for re-election are not the result of any disagreements with the Company relating to its operations, policies or practices. The Board has approved a reduction in its size to seven members effective upon the completion of the Annual Meeting.

(e)

Bonuses, Stock Options and Restricted Stock Units

On March 29, 2013, the Board approved the grant of restricted stock units (“RSUs”) and stock options (“Options,” and together with the RSUs, the “Awards”) to each of Thomas B. King, James V. Cassella, Darl Moreland, Mark K. Oki, Peter W. Schineller, and Michael J. Simms (the “Executive Officers”), contingent on approval by the Company’s stockholders of an increase in the shares reserved under the Company’s 2005 Equity Incentive Plan (the “Plan”). The Awards were granted under and in accordance with the terms and conditions of the Plan and the Form of Notice of Grant of Award, Form of Option Agreement and Form of Stock Unit Award Agreement (the “Related Agreements”) previously filed with the Securities and Exchange Commission (the “SEC”).

Pursuant to the Plan and the Related Agreements, the Options will vest as to 50% of the underlying shares of common stock on March 29, 2014, and will vest as to the remaining underlying shares monthly over the following year, provided in each case that the Executive Officer remains employed by the Company through the applicable vesting date.

Pursuant to the Plan and the Related Agreements, if the Company’s common stock listed on the Nasdaq Global Market has traded at or above $8.63 on each trading day of any 30-day trading period after March 29, 2013 (the “Price Trigger”), then 50% of the RSUs will vest on the later of March 29, 2016 and the date on which the Price Trigger is met, and the remaining 50% of the RSUs will vest on the later of March 29, 2017 and the date on which the Price Trigger is met, provided in each case that the Executive Officer remains employed by the Company through the applicable vesting date.

The following table sets forth the Awards granted to each Executive Officer:

Executive Officer	Options Granted	RSUs Granted
Thomas B. King President and Chief Executive Officer	350,000	175,000
James V. Cassella, Ph.D. Executive Vice President, Research and Development, Chief Scientific Officer	87,500	43,750
Darl Moreland Senior Vice President, Quality	87,500	43,750
Mark K. Oki Senior Vice President, Finance, Chief Financial Officer and Secretary	87,500	43,750
Peter W. Schineller Senior Vice President, Chief Commercial Officer	87,500	43,750
Michael J. Simms Senior Vice President, Operations and Manufacturing	87,500	43,750

The foregoing summary of the Related Agreements is qualified in its entirety by reference to the full text of the Related Agreements that the Company has previously filed with the SEC.

2013 Cash Bonus Plan

On March 29, 2013, the Board approved the adoption of the 2013 Cash Bonus Plan (the “Bonus Plan”) for the Company’s employees, including the Executive Officers. The Bonus Plan was adopted to motivate and retain the Company’s employees. At the end of 2013, the cash bonus for each employee, including the Executive Officers, will become payable, subject to adjustment as described below.

The Board has set corporate goals for 2013, which may be updated at the Board’s discretion during 2013 (the “Year-End Objective”). To pay any cash bonus award to any employee under the Bonus Plan, including the Executive Officers, the Company must achieve 70% of the Year-End Objective, as determined by the Board. To receive any portion of his or her cash bonus award, each employee must be actively employed by the Company on December 31, 2013, and be an employee in good standing.

Under the terms of the Bonus Plan, each employee, including each Executive Officer, has been assigned a target bonus percentage (a “TBP”) of such employee’s current base salary for 2013, based on an evaluation by an outside compensation consulting firm of similar programs for similar companies. Pursuant to the terms of the Bonus Plan, the TBP is set at 60% of base salary for the Chief Executive Officer, and 40% of base salary for the other Executive Officers. The bonus amount payable to each employee is targeted at such employee’s TBP, but employees, including the Executive Officers, may receive more than or less than 100% of their TBP, depending on corporate goal achievement, individual performance and Board discretion.

The amounts payable will be weighted for each employee, including Executive Officers, such that the Board’s determination of the achievement of the Year-End Objective (and for all employees other than the Chief Executive Officer, the related department or individual goals as recorded with the Company’s 2013 year-end individual performance evaluations) will account for 80% of the evaluation factor of the bonus potential for each employee, with the remaining 20% of the bonus potential being subject to the discretion of the Board.

The Company expects that the cash bonuses payable for fiscal year 2013, if any, will be calculated in the manner set forth above and will vary depending on the extent to which the Company achieves the Year-End Objective and the attainment of individual goals and performance ratings. The Bonus Plan supersedes and replaces all previous Company cash bonus plans. In addition, the Company’s management team, the Compensation Committee and the Board retain the discretion to (i) increase, reduce or eliminate the cash bonuses that otherwise might be payable to all employees, including the Executive Officers, and (ii) structure future or additional bonus and/or equity incentives in a manner that they believe will appropriately motivate and reward the Company’s employees, including the Executive Officers.

The foregoing summary of the Bonus Plan is qualified in its entirety by reference to the Bonus Plan, which is attached to this current report as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	2013 Cash Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.
Date: April 2, 2013
	By:	/s/ Thomas B. King
Thomas B. King President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	2013 Cash Bonus Plan